Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2016	December 31, 2015
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$38,410,000	$36,421,839
Held for investment, at amortized cost	76,672	76,622
Equity securities, available for sale, at fair value	7,813	7,828
Mortgage loans on real estate	2,471,435	2,435,257
Derivative instruments	387,469	337,256
Other investments	290,556	291,530
Total investments	41,643,945	39,570,332

Cash and cash equivalents	707,177	397,749
Coinsurance deposits	3,586,871	3,187,470
Accrued investment income	393,333	362,104
Deferred policy acquisition costs	2,667,185	2,905,136
Deferred sales inducements	2,047,763	2,232,148
Deferred income taxes	101,098	232,683
Income taxes recoverable	9,026	29,599
Other assets	106,538	112,171
Total assets	$51,262,936	$49,029,392

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$47,456,425	$45,495,431
Other policy funds and contract claims	314,068	324,850
Notes payable	393,482	393,227
Subordinated debentures	241,550	241,452
Other liabilities	623,095	629,897
Total liabilities	49,028,620	47,084,857

Stockholders' equity:
Common stock	82,155	81,354
Additional paid-in capital	635,732	630,367
Accumulated other comprehensive income	530,119	201,663
Retained earnings	986,310	1,031,151
Total stockholders' equity	2,234,316	1,944,535
Total liabilities and stockholders' equity	$51,262,936	$49,029,392

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues:
Premiums and other considerations	$7,345	$6,997
Annuity product charges	36,505	28,682
Net investment income	450,826	399,669
Change in fair value of derivatives	(74,065)	(31,100)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	2,687	4,879
OTTI losses on investments:
Total OTTI losses	(6,018)	(132)
Portion of OTTI losses recognized in (from) other comprehensive income	324	—
Net OTTI losses recognized in operations	(5,694)	(132)
Total revenues	417,604	408,995

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	9,109	9,220
Interest sensitive and index product benefits	97,671	282,825
Amortization of deferred sales inducements	27,479	10,953
Change in fair value of embedded derivatives	265,857	51,213
Interest expense on notes payable	6,880	7,339
Interest expense on subordinated debentures	3,168	3,016
Amortization of deferred policy acquisition costs	49,713	14,286
Other operating costs and expenses	26,830	21,122
Total benefits and expenses	486,707	399,974
Income (loss) before income taxes	(69,103)	9,021
Income tax expense (benefit)	(24,262)	3,118
Net income (loss)	$(44,841)	$5,903

Earnings (loss) per common share	$(0.55)	$0.08
Earnings (loss) per common share - assuming dilution	$(0.55)	$0.07
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	82,129	77,042
Earnings (loss) per common share - assuming dilution	82,961	79,118

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,634	$2,891	$2,664	$2,659	$2,703
Life contingent immediate annuity considerations	4,711	7,788	5,671	7,378	4,294
Surrender charges	14,565	10,543	13,104	11,413	11,554
Lifetime income benefit rider fees	21,940	26,559	24,871	20,996	17,128
Net investment income	450,826	438,262	436,085	418,176	399,669
Change in fair value of derivatives	(74,065)	69,338	(351,360)	(23,024)	(31,100)
Net realized gains (losses) on investments, excluding OTTI	2,687	(151)	1,159	4,324	4,879
Net OTTI losses recognized in operations	(5,694)	(13,347)	(5,229)	(828)	(132)
Total revenues	417,604	541,883	126,965	441,094	408,995

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,545	2,044	1,730	1,971	1,931
Life contingent immediate annuity benefits and change in future policy benefits	7,564	10,785	9,229	10,479	7,289
Interest sensitive and index product benefits (b)(c)	97,671	165,622	213,465	306,141	282,825
Amortization of deferred sales inducements (a)(d)	27,479	57,112	65,807	75,518	10,953
Change in fair value of embedded derivatives	265,857	118,414	(414,724)	(219,601)	51,213
Interest expense on notes payable	6,880	6,873	7,283	7,354	7,339
Interest expense on subordinated debentures	3,168	3,101	3,075	3,047	3,016
Amortization of deferred policy acquisition costs (a)(d)	49,713	99,243	67,885	104,700	14,286
Other operating costs and expenses	26,830	25,731	24,497	24,868	21,122
Total benefits and expenses	486,707	488,925	(21,753)	314,477	399,974
Income (loss) before income taxes	(69,103)	52,958	148,718	126,617	9,021
Income tax expense (benefit)	(24,262)	19,182	51,412	43,772	3,118
Net income (loss) (a)(b)(c)(d)	$(44,841)	$33,776	$97,306	$82,845	$5,903

Earnings (loss) per common share	$(0.55)	$0.41	$1.22	$1.07	$0.08
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$(0.55)	$0.40	$1.19	$1.05	$0.07
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	82,129	81,733	79,676	77,237	77,042
Earnings (loss) per common share - assuming dilution	82,961	83,851	81,559	79,227	79,118

(a)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $26.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $28.4 million and $0.35 per share, respectively.

(b)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share-assuming dilution by $0.7 million and $0.01 per share, respectively.

(c)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased net income and earnings per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

(d)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $5.6 million and $11.0 million, respectively, and increased net income and earnings per common share- assuming dilution by $10.7 million and $0.13 per share, respectively.

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Unaudited)

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands, except per share data)
Net income (loss)	$(44,841)	$5,903
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	745	(1,819)
Change in fair value of derivatives and embedded derivatives - index annuities	63,477	43,657
Change in fair value of derivatives and embedded derivatives - debt	1,617	1,077
Operating income (a non-GAAP financial measure)	$20,998	$48,818

Per common share - assuming dilution:
Net income (loss)	$(0.55)	$0.07
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	0.01	—
Net realized investment (gains) losses, including OTTI	0.01	(0.02)
Change in fair value of derivatives and embedded derivatives - index annuities	0.76	0.55
Change in fair value of derivatives and embedded derivatives - debt	0.02	0.02
Operating income (a non-GAAP financial measure)	$0.25	$0.62

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$3,007	$(4,747)
Amortization of DAC and DSI	(1,852)	1,926
Income taxes	(410)	1,002
	$745	$(1,819)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$203,584	$163,648
Interest rate caps and swap	2,764	1,841
Amortization of DAC and DSI	(106,035)	(97,112)
Income taxes	(35,219)	(23,643)
	$65,094	$44,734

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
	(Dollars in thousands, except per share data)
Net income (loss)	$(44,841)	$33,776	$97,306	$82,845	$5,903
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	745	5,538	1,639	(1,649)	(1,819)
Change in fair value of derivatives and embedded derivatives - index annuities	63,477	11,675	(54,535)	(29,274)	43,657
Change in fair value of derivatives and embedded derivatives - debt	1,617	(848)	1,506	(977)	1,077
Operating income (a non-GAAP financial measure) (b)(c)(d)(e)	$20,998	$50,141	$45,916	$50,945	$48,818

Operating income per common share - assuming dilution (b)(c)(d)(e)	$0.25	$0.60	$0.56	$0.64	$0.62

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $26.3 million, respectively, and decreased operating income and operating income per common share- assuming dilution by $28.6 million and $0.35 per share, respectively.

(c)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share-assuming dilution by $0.5 million and $0.01 per share, respectively.

(d)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $0.5 million and $4.3 million, respectively, and increased operating income and operating income per common share- assuming dilution by $3.1 million and $0.04 per share, respectively.

(e)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased operating income and operating income per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
	(Dollars in thousands)
Net realized (gains) losses on investments	$(2,687)	$151	$(1,159)	$(4,324)	$(4,879)
Net OTTI losses recognized in operations	5,694	13,347	5,229	828	132
Change in fair value of derivatives	(59,509)	(132,818)	322,406	116,627	114,843
Decrease (increase) in total revenues	(56,502)	(119,320)	326,476	113,131	110,096

Amortization of deferred sales inducements	48,002	(3,075)	(12,644)	(23,306)	38,686
Change in fair value of embedded derivatives	(265,857)	(118,414)	413,583	215,659	(50,646)
Amortization of deferred policy acquisition costs	59,885	(22,175)	3,830	(30,593)	56,500
Increase (decrease) in total benefits and expenses	(157,970)	(143,664)	404,769	161,760	44,540
Increase (decrease) in income (loss) before income taxes	101,468	24,344	(78,293)	(48,629)	65,556
Increase (decrease) in income tax expense	35,629	7,979	(26,903)	(16,729)	22,641
Increase (decrease) in net income (loss)	$65,839	$16,365	$(51,390)	$(31,900)	$42,915

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Capitalization/Book Value per Share

	March 31, 2016	December 31, 2015
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
July 2021 Notes	$400,000	$400,000
Subordinated debentures payable to subsidiary trusts	246,504	246,450
Total debt	646,504	646,450
Total stockholders’ equity	2,234,316	1,944,535
Total capitalization	2,880,820	2,590,985
Accumulated other comprehensive income (AOCI)	(530,119)	(201,663)
Total capitalization excluding AOCI (a)	$2,350,701	$2,389,322

Total stockholders’ equity	$2,234,316	$1,944,535
Accumulated other comprehensive income	(530,119)	(201,663)
Total stockholders’ equity excluding AOCI (a)	$1,704,197	$1,742,872

Common shares outstanding (b)	82,170,385	81,584,091

Book Value per Share: (c)
Book value per share including AOCI	$27.19	$23.83
Book value per share excluding AOCI (a)	$20.74	$21.36

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	17.0%	16.7%
Adjusted debt / Total capitalization	17.0%	16.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2016 - 15,058 shares; 2015 - 230,012 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Spread Results

	Three Months Ended March 31,
	2016	2015
Average yield on invested assets	4.58%	4.74%
Aggregate cost of money	1.93%	1.97%
Aggregate investment spread	2.65%	2.77%

Impact of:
Investment yield - additional prepayment income	0.08%	0.01%
Cost of money effect of over hedging	—%	0.07%

Weighted average investments (in thousands)	$39,465,521	$33,812,366
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$6,531	$197,603
Interest credited	62,702	63,048
Included in change in fair value of derivatives:
Proceeds received at option expiration	(6,742)	(202,582)
Pro rata amortization of option cost	139,766	118,801
Cost of money for deferred annuities	$202,257	$176,870

Weighted average liability balance outstanding (in thousands)	$41,884,781	$35,917,036
Annuity Account Balance Rollforward

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)
Account balances at beginning of period	$41,249,647	$35,363,041
Net deposits	1,628,753	1,202,798
Premium bonuses	107,674	93,590
Fixed interest credited and index credits	69,233	260,651
Surrender charges	(14,565)	(11,554)
Lifetime income benefit rider fees	(21,940)	(17,128)
Surrenders, withdrawals, deaths, etc.	(498,887)	(420,364)
Account balances at end of period	$42,519,915	$36,471,034

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2016	2015	2015
	(Dollars in thousands)
Fixed index annuities	$1,688,002	$1,227,240	$6,791,689
Annual reset fixed rate annuities	16,705	11,050	45,182
Multi-year fixed rate annuities	385,032	69,502	214,356
Single premium immediate annuities	5,314	8,532	32,752
Total before coinsurance ceded	2,095,053	1,316,324	7,083,979
Coinsurance ceded	460,986	104,994	471,822
Net after coinsurance ceded	$1,634,067	$1,211,330	$6,612,157
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2016:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.8	9.3	14.6%	$40,551,525	95.4%
Annual Reset Fixed Rate Annuities	10.9	3.7	7.6%	1,415,355	3.3%
Multi-Year Fixed Rate Annuities	6.6	2.2	4.8%	553,035	1.3%
Total	13.6	9.0	14.2%	$42,519,915	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$749,631	$1,408,205
0.0% < 2.0%	20,004	604,083
2.0% < 3.0%	66,243	60,981
3.0% < 4.0%	17,927	613,167
4.0% < 5.0%	83,544	50,744
5.0% < 6.0%	99,191	496,695
6.0% < 7.0%	52,059	349,596
7.0% < 8.0%	75,349	451,147
8.0% < 9.0%	63,087	799,216
9.0% < 10.0%	189,932	1,508,335
10.0% or greater	551,423	34,209,356
	$1,968,390	$40,551,525

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,157,836	0.00%
2016	561,017	1.68%
2017	822,093	2.83%
2018	753,039	5.22%
2019	557,964	6.74%
2020	920,345	8.40%
2021	1,307,581	9.80%
2022	1,979,260	11.70%
2023	4,875,328	13.61%
2024	5,417,282	14.63%
2025	5,927,385	14.80%
2026	3,340,155	16.31%
2027	2,772,459	17.97%
2028	2,465,002	18.43%
2029	3,050,597	18.89%
2030	2,207,432	19.34%
2031	2,821,795	19.89%
2032	574,244	20.00%
2033	9,101	20.00%
	$42,519,915	14.25%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$930,692	$1,153,626
› 0.0% - 0.25%	183,397	52,150
› 0.25% - 0.5%	220,541	148,253
› 0.5% - 1.0%	148,196	716,787
› 1.0% - 1.5%	42,679	1,655
› 1.5% - 2.0%	1,367	—
› 2.0% - 2.5%	73	—
1.00% ultimate guarantee - 2.67% wtd avg interest rate (a)	209,781	59,673
1.50% ultimate guarantee - 1.38% wtd avg interest rate (a)	131,908	4,139,923
2.00% ultimate guarantee - 2.26% wtd avg interest rate (a)	99,756	—
2.25% ultimate guarantee - 2.3% wtd avg interest rate (a)	—	1,222,720
3.00% ultimate guarantee - 2.52% wtd avg interest rate (a)	—	2,423,414
Allocated to index strategies (see tables that follow)	—	30,633,324
	$1,968,390	$40,551,525

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2016 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.36%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,817	$26,506	$1,633,352	$50,584	$244,058
1.75% - 3%	3,695,132	—	—	—	—
3% - 4%	2,805,335	83,215	—	—	—
4% - 5%	141,691	143,422	3,754,456	—	—
5% - 6%	285,852	102,364	2,208,809	—	—
6% - 7%	—	—	41	—	—
>= 7%	—	16,165	1,477	70,584	16,046

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$582	$444,619	$144,888	$169,865
< 20%	347,867	—	—	—
20% - 40%	715,404	217,674	—	—
40% - 60%	333,799	131,843	97,781	283
>= 60%	4,818	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$16,326
1.2% - 1.9%	9,152,213
2.0% - 2.3%	1,289,672
>= 2.4%	14,945

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	129,392
2.25% - 2.75%	1,253,793
3.00%	745,329
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.58% based upon prices of options for the week ended April 20, 2016.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Summary of Invested Assets

	March 31, 2016		December 31, 2015
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$473,402	1.2%	$471,256	1.3%
United States Government sponsored agencies	1,566,287	3.8%	1,398,611	3.5%
United States municipalities, states and territories	3,883,737	9.3%	3,755,367	9.5%
Foreign government obligations	221,861	0.5%	212,565	0.5%
Corporate securities	25,245,140	60.6%	23,879,016	60.3%
Residential mortgage backed securities	1,432,353	3.5%	1,462,072	3.7%
Commercial mortgage backed securities	4,503,261	10.8%	4,174,396	10.5%
Other asset backed securities	1,160,631	2.8%	1,145,178	2.9%
Total fixed maturity securities	38,486,672	92.5%	36,498,461	92.2%
Equity securities	7,813	—%	7,828	—%
Mortgage loans on real estate	2,471,435	5.9%	2,435,257	6.2%
Derivative instruments	387,469	0.9%	337,256	0.9%
Other investments	290,556	0.7%	291,530	0.7%
	$41,643,945	100.0%	$39,570,332	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2016

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$25,264,168	65.6%	Aaa/Aa/A	$24,978,026	64.9%
2	12,223,107	31.8%	Baa	12,038,516	31.3%
3	903,557	2.4%	Ba	838,831	2.2%
4	86,816	0.2%	B	99,856	0.3%
5	1,537	—%	Caa and lower	373,398	1.0%
6	7,487	—%	In or near default	158,045	0.3%
	$38,486,672	100.0%		$38,486,672	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Watch List Securities - March 31, 2016

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Investment grade
Corporate securities:
Financials	$20,000	$(3,102)	$16,898	55
Other asset backed securities:
Financials	2,507	(752)	1,755	60
	$22,507	$(3,854)	$18,653
Below investment grade
Corporate securities:
Energy	$45,067	$(17,706)	$27,361	19 - 35
Materials	39,274	(8,550)	30,724	9 - 38
Industrials	4,980	(2,755)	2,225	17
Telecommunications	2,100	(562)	1,538	21
Other asset backed securities:
Financials	8,335	(6,446)	1,889	34
	$99,756	$(36,019)	$63,737
	$122,263	$(39,873)	$82,390

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Fixed Maturity Securities by Sector

	March 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,989,631	$2,039,689	$1,856,786	$1,869,867
United States municipalities, states and territories	3,448,482	3,883,737	3,422,667	3,755,367
Foreign government obligations	210,964	221,861	210,953	212,565
Corporate securities:
Consumer discretionary	2,043,765	2,148,671	1,983,595	2,012,874
Consumer staples	1,675,379	1,795,837	1,612,382	1,649,408
Energy	2,658,529	2,507,203	2,622,284	2,410,184
Financials	5,084,360	5,389,610	4,955,851	5,134,209
Health care	1,965,825	2,120,505	1,944,109	2,007,107
Industrials	3,308,860	3,472,200	3,236,836	3,295,598
Information technology	1,727,715	1,791,739	1,689,259	1,694,466
Materials	1,736,236	1,713,322	1,732,123	1,624,073
Telecommunications	569,190	599,170	543,689	547,424
Utilities	3,343,935	3,630,202	3,277,402	3,427,041
Residential mortgage backed securities:
Government agency	682,293	763,027	687,515	741,431
Prime	435,655	451,729	474,756	493,096
Alt-A	195,827	217,597	204,714	227,545
Commercial mortgage backed securities:
Government agency	424,551	454,301	359,273	370,966
Other	4,048,301	4,048,960	3,878,992	3,803,430
Other asset backed securities:
Consumer discretionary	61,736	60,891	62,852	61,759
Energy	8,082	8,225	8,143	9,097
Financials	840,032	843,132	816,906	821,343
Industrials	219,295	228,458	223,414	231,678
Telecommunications	12,696	13,544	13,789	14,575
Utilities	5,447	6,381	5,420	6,726
Redeemable preferred stock - financials	—	9	—	10
	$36,696,786	$38,410,000	$35,823,710	$36,421,839
Held for investment:
Corporate security - financials	$76,672	$67,672	$76,622	$65,377

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Fixed Maturity Securities by Sector
Energy and Metals & Mining
In the table on the previous page, oil and metals and mining exposure is reflected within the foreign government, energy, material, utilities, and industrial sectors. Our privately placed available for sale fixed maturity securities at March 31, 2016 total $168.6 million fair value ($185.4 million amortized cost) in Energy and $37.6 million fair value ($46.1 million amortized cost) in Metals & Mining and are not included in the following tables.

	March 31, 2016
Sector and Subsector	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Average Credit Rating
	(Dollars in thousands)
Energy
Independent	$499,826	$453,307	$(46,519)	Baa
Integrated	491,548	490,397	(1,151)	A
Oil field services	405,265	349,100	(56,165)	Baa
Refining	104,656	103,499	(1,157)	Baa
Midstream	754,709	705,376	(49,333)	Baa
Government owned no guarantee	284,224	292,638	8,414	A
Metals & Mining	562,019	506,579	(55,440)	Baa
Total Energy and Metals & Mining	$3,102,247	$2,900,896	$(201,351)	Baa

	Amortized Cost at March 31, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$59,947	$—	$—	$—	$—		$59,947
Aa	—	168,245	28,286	—	—	19,910	—	216,441
A	89,462	78,831	107,536	12,110	90,885	214,438	76,590	669,852
Baa	364,126	149,300	176,212	92,546	629,792	25,260	287,934	1,725,170
Ba	32,195	35,225	93,231	—	34,032	—	129,862	324,545
B	14,043	—	—	—	—	24,616	61,141	99,800
Below B	—	—	—	—	—	—	6,492	6,492
	$499,826	$491,548	$405,265	$104,656	$754,709	$284,224	$562,019	$3,102,247

	Fair Value at March 31, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$63,710	$—	$—	$—	$—	$—	$63,710
Aa	—	173,482	28,476	—	—	21,913	—	223,871
A	91,078	79,032	113,354	11,267	92,924	228,483	74,871	691,009
Baa	326,874	143,433	147,831	92,232	589,309	25,042	273,015	1,597,736
Ba	26,045	30,740	59,439	—	23,143	—	112,418	251,785
B	9,310	—	—	—	—	17,200	40,686	67,196
Below B	—	—	—	—	—	—	5,589	5,589
	$453,307	$490,397	$349,100	$103,499	$705,376	$292,638	$506,579	$2,900,896

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Mortgage Loans on Commercial Real Estate

	March 31, 2016		December 31, 2015
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$697,469	28.1%	$698,113	28.5%
Middle Atlantic	158,337	6.4%	160,261	6.6%
Mountain	243,453	9.8%	252,442	10.3%
New England	13,053	0.5%	13,161	0.5%
Pacific	382,616	15.4%	355,268	14.5%
South Atlantic	470,729	18.9%	456,227	18.6%
West North Central	324,748	13.1%	313,120	12.8%
West South Central	193,377	7.8%	201,317	8.2%
	$2,483,782	100.0%	$2,449,909	100.0%

Property type distribution
Office	$399,139	16.1%	$396,154	16.2%
Medical office	76,686	3.1%	77,438	3.2%
Retail	773,741	31.1%	790,158	32.2%
Industrial/Warehouse	698,385	28.1%	686,400	28.0%
Hotel	3,308	0.1%	3,361	0.1%
Apartment	362,222	14.6%	352,971	14.4%
Mixed use/other	170,301	6.9%	143,427	5.9%
	$2,483,782	100.0%	$2,449,909	100.0%

	March 31, 2016	December 31, 2015
Credit Exposure - By Payment Activity
Performing	$2,475,671	$2,438,341
In workout	1,678	11,568
Delinquent	—	—
Collateral dependent	6,433	—
	2,483,782	2,449,909
Specific loan loss allowance	(5,750)	(7,842)
General loan loss allowance	(6,000)	(6,300)
Deferred prepayment fees	(597)	(510)
	$2,471,435	$2,435,257

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2016
First Quarter	$23.65	$12.65	$16.80	$0.00

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2016

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Erik J. Bass
Citigroup Global Markets, Inc.
(212) 816-5257
erik.bass@citi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com